Exhibit 99.4

Magnachip Sale to Wise Road Capital – Q&A

The following materials have been (or will be) distributed to Magnachip’s executive officers and other members of management for purposes of responding to employees, customers and vendors/partners.

The materials have also been distributed to Magnachip’s investor relations team for purposes of responding to investor-related inquries.

Transaction Agreement

1.	What was announced?

•

We announced that Magnachip Semiconductor Corporation (“Magnachip” or “we”) has entered into a definitive agreement to be acquired by an investment vehicle established by Wise Road Capital LTD and certain of its limited partners (“Wise Road Capital”) for $29.00 per share in cash.

2.	Why is Magnachip being acquired by Wise Road Capital?

•	Wise Road Capital believes that Magnachip is a highly attractive business.

•	We believe this transaction is in the best interests of all of our stakeholders, including shareholders, customers, and employees.

•	This transaction brings additional resources and relationships that we will leverage to accelerate our growth, which will benefit our employees and customers.

3.	Did Magnachip run a sale process and/or talk to any other potential buyers

•	We are not going to comment on that at this time.

•	The background of the transaction will be further detailed in our proxy filings.

4.	What are the terms of the transaction?

•	Under the terms of the Agreement, shareholders will receive $29.00 in cash for each share of Magnachip’s common stock they hold.

•	This transaction is fully backed by equity commitments and not contingent on any financing conditions.

5.	How does this premium compare with other recent transactions?

•	We believe the price is fair and in the best interests of Magnachip and its shareholders. Our proxy filings will include additional information about transaction premium and other valuation metrics.

6.	How does this purchase price compare to how Magnachip’s stock has been trading?

•

The price represents a premium of approximately 54% to our unaffected closing stock price of $18.83 on March 2, 2021, the last trading day before media reports of third-party interest in acquiring Magnachip.

•	Maekyung Daily News reported on 2021.03.02, 17:47:12 KST:

•	“With a heightened bidding price, Magnachip Semiconductor for sale in the M&A market”

•	“Foundry, sold to SK Hynix; this time, system semiconductors are up for sale”

•	“Special demand for use in electric vehicles, jumps sales; in a super-cycle, bid is over 500 billion won”

•	“Investors in the U.S. and China are eyeing acquisition; Korean companies such as SK and DB Hi-Tech are also interested”

7.	When will the transaction be officially finalized?

•	The transaction is expected to close during the second half of 2021, subject to customary closing conditions, including shareholder and regulatory approvals.

8.	When will Magnachip’s shareholders receive the funds from the transaction?

•	When the deal closes. We expect the transaction to close during the second half of 2021, subject to customary closing conditions, including shareholder and regulatory approvals.

9.	Is there a break-up fee? Will there be a regulatory break-up fee?

•	The break-up fee information is detailed in our Current Report on Form 8-K filed on March 29, 2021 and will be detailed in our proxy filings.

10.	Who are the advisors on the transaction?

•	JP Morgan served as financial advisor and Paul, Weiss, Rifkind, Wharton & Garrison LLP, Richards, Layton & Finger, PA, and Kim & Chang as legal counsel to Magnachip.

•	BMO Capital Markets served as financial advisor and Hogan Lovells US LLP and Lee & Ko served as legal counsel to Wise Road Capital.

11.	What are the next steps in the process?

•	We will be making proxy filings associated with the transaction, and shareholders will have the opportunity to vote on whether to approve the transaction.

•	The transaction is expected to close during the second half of 2021, subject to customary closing conditions, including shareholder and regulatory approvals.

12.	What approvals are required to complete the transaction?

•	The transaction is subject to customary closing conditions and regulatory approvals.

•	Such conditions and approvals are further detailed in our Current Report on Form 8-K filed on March 29, 2021 and will be detailed in our proxy filings.

13.	Do you expect Magnachip’s shareholders to approve the transaction?

•	We believe the transaction is in the best interests of all of our stakeholders, including shareholders, customers and employees.

14.	Do Wise Road Capital’s investors need to approve the transaction?

•	No approval from Wise Road Capital investors is required.

15.	Does the Labor union need to approve this transaction?

•	We do not comment on what the Korean law may or may not require.

•	What we can say is that we have complied and will continue to comply with Korean and U.S. law.

•	We value our employees and the relationship we have with the labor union.

Business Strategy / Acquirer

16.	Who is Wise Road Capital?

•	Wise Road Capital is a global private equity firm that invests in leading technology companies.

•	Wise Road Capital focuses on identifying opportunities in enabling technologies for global urbanization and smart & green life through close cooperation with companies.

•	Given their deep semiconductor industry expertise, Wise Road Capital is an ideal partner for Magnachip, and we look forward to working with them as we chart the next phase for our company.

17.	Why does the Board and management team believe this transaction is the best move for Magnachip at this time? And why is this sale good for shareholders?

•	After thoroughly evaluating all options – including remaining a standalone company – the Board believes that this transaction provides the best path forward for Magnachip.

•	We believe this transaction is in the best interests of all of our stakeholders, including shareholders, customers and employees.

•	It provides a significant premium to our share price, as well as additional resources and relationships that will be used to accelerate our MX 3.0 growth strategy.

18.	Will there be any management changes following this announcement?

•	We do not anticipate any changes to the current management team.

19.	What role will Wise Road Capital have in the day-to-day operations of Magnachip?

•	Magnachip will continue to be run by its current management team.

•	Moving forward, Wise Road Capital will partner with our executive team to help the Company reach its full potential.

20.	Will this lead to any layoffs, restructuring or cost-cutting moves?

•	We do not expect this transaction to impact day-to-day jobs. As always, we will continue to operate the business in a way that drives long-term success for our customers and employees.

•	Wise Road Capital shares our view that Magnachip has an exciting growth story ahead of us and we are excited to work together to maximize our opportunities.

Employees

21.	What does today’s announcement mean?

•	Wise Road Capital has agreed to acquire Magnachip. Our Board of Directors unanimously supports this transaction and believes it is in the best interests of Magnachip and our stockholders.

•	Once the transaction closes, Magnachip will be a privately owned company.

•	Magnachip will continue to operate as it does today with the same management team and roles.

22.	What will happen to employees?

•	We do not expect this transaction to impact your day-to-day jobs.

•

We believe that, as a privately owned company, we will have greater flexibility in making growth investments with a continued focus on customer-centric innovation and acceleration of Magnachip’s growth by utilizing Wise Road Capital’s industry relationships.

23.	Do you anticipate any layoffs, restructuring or cost-cutting moves as a result of this transaction?

•	We do not anticipate changes at this time.

24.	Will some employees have to relocate? Should we anticipate office closures?

•	There are no planned changes for employee relocation at this time.

25.	Will the Company headquarters move?

•	No, there is currently no plan to move the Company’s headquarters.

26.	What does this mean for employee health, retirement, and other benefits?

•	All employees will maintain their current compensation and benefits at this time.

27.	What opportunities will the transaction create?

•

This partnership brings additional resources that Magnachip will leverage to accelerate our growth, which will benefit our employees and customers, and will strengthen our ability to deliver innovative products to our customers.

•	Given their deep semiconductor industry expertise, Wise Road Capital is an ideal partner for Magnachip, and we look forward to working with them as we chart the next phase for our company.

•

Magnachip’s China sales already account for more than 60% of the Company’s revenues. We expect this new partnership to accelerate Magnachip’s full potential value with respect to its Asia sales initiatives.

•

With Wise Road Capital’s industry relationships, we expect to improve Magnachip’s cost and sales channel structures, which will allow Magnachip to grow faster, be more innovative and become a better company.

28.	What should we be telling our business contacts?

•	You should communicate to your business contacts that it will be business as usual, and we are excited about the benefits of this transition over the long-term.

•	Approved messages will be provided for you to use when communicating with your business partners.

Vendors / Partners

29.	How will this transaction impact our relationship?

•	The fact that we will be a privately owned Company will have no impact on our relationship.

30.	Will Magnachip continue to offer the same products and operate in the same lines of business?

•	Yes.

31.	How will we benefit from this transaction?

•	Our future partnership with Wise Road Capital will position us even better to help address our customers’ challenges and provide innovative products.

•	As a private company, we will have even greater flexibility to invest in our solutions and focus on our customers.

•	With Wise Road Capital’s industry relationships, we expect that Magnachip will grow faster, be more innovative and become a better company to partner with.

32.	Will we see any disruption in service because of this transaction?

•	No, we do not anticipate any disruption in service because of the transaction.

33.	What are the next steps in the process?

•	We will be making proxy filings associated with the transaction and shareholders will have the opportunity to vote on whether to approve the transaction.

•	The transaction is expected to close during the second half of 2021, subject to customary closing conditions, including shareholder and regulatory approvals.

General

34.	Is there any more you can tell us?

•

There are strict Securities and Exchange Commission (“SEC”) rules governing how and what we may communicate about the transaction during this period between the announcement and the close of the deal. Please refer to our reports filed with the SEC, which may be obtained free of charge at the SEC’s website at ww.sec.gov or at our website at www.magnachip.com for more details about the transaction.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Magnachip and Wise Road Capital. In connection with the proposed transaction, Magnachip intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Magnachip will mail or otherwise provide the definitive proxy statement and a proxy card to each shareholder of Magnachip entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Magnachip may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF MAGNACHIP ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT MAGNACHIP WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Magnachip with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at Magnachip’s website at www.magnachip.com.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Magnachip and its directors and executive officers are, and certain employees may be, deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding the names of such persons and their respective interests in the proposed transaction, by securities holdings or otherwise, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in Magnachip’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 9, 2021 and the definitive proxy statement on Schedule 14A for Magnachip’s most recent Annual Meeting of Shareholders held in June 2020, which was filed with the SEC on April 29, 2020. To the extent Magnachip’s directors and executive officers or their holdings of Magnachip securities have changed from the amounts disclosed in those filings, to Magnachip’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Magnachip’s website at www.magnachip.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created thereby. Statements that are not historical or current facts, including statements about beliefs and expectations, statements relating to the proposed transaction among Magnachip and Wise Road Capital and expressions of confidence, are forward-looking statements. These forward-looking statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “will be,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe(s),” “intend,” “predict,” “potential,” “future,” “strategy,” “opportunity” and similar words or phrases or the negatives of these words or phrases. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including, but not limited to: the possibility that any or all of the conditions precedent to the consummation of the proposed transaction, including, the receipt of shareholder and regulatory approvals, may not be satisfied or waived; unanticipated difficulties or expenditures relating to the proposed transaction; that the transaction may not be completed in a timely manner or at all; the occurrence of any event, change or circumstance that could give rise to the termination of the Agreement; the diversion of and attention of management of Magnachip on transaction-related issues; legal proceedings, judgments or settlements, including those that may be instituted against Magnachip, Magnachip’s board of directors and executive officers and others following the announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention due to the announcement and pendency of the proposed transaction; the response of customers, suppliers, business partners and regulators to the announcement of the proposed transaction; and other risks and uncertainties and the factors identified under “Risk Factors” in Part I, Item 1A of Magnachip’s Annual Report on Form 10-K for the year ended December 31, 2020, and updated in subsequent reports filed by Magnachip with the SEC. These reports are available at www.magnachip.com or www.sec.gov. Forward-looking statements speak only as of the date they are made, and Magnachip undertakes no obligation to update them in light of new information or future events.

###